UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2015

Impax Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34263	65-0403311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30831 Huntwood Avenue, Hayward, CA	94544
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(510) 240-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 10, 2015, Impax Laboratories, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report, among other items, the completion on March 9, 2015 of the Company’s acquisition of all of the outstanding shares of common stock of Tower Holdings, Inc. (“Tower”) and Lineage Therapeutics Inc. (“Lineage”), pursuant to the Stock Purchase Agreement, dated as of October 8, 2014, by and among the Company, Tower, Lineage, Roundtable Healthcare Partners II, L.P., Roundtable Healthcare Investors II, L.P., and the other parties thereto, including holders of certain options and warrants to acquire the common stock of Tower or Lineage (the “Transaction”), for an aggregate purchase price of approximately $700 million, subject to post-closing adjustments and which includes the repayment of indebtedness of Tower and Lineage.

This Amendment No. 1 to the Form 8-K (“this Amendment”) amends the Initial 8-K to include the historical audited financial information of Tower and its subsidiaries and Lineage and the pro forma combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Initial Form 8-K in reliance on the instructions to those items. Any information required to be set forth in the Initial 8-K which is not being amended or supplemented pursuant to this Amendment is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the Initial 8-K, and the Company has not updated the information contained therein to reflect events that have occurred since the date of the Initial 8-K. Accordingly, this Amendment should be read in conjunction with the Initial 8-K.

Item 9.01     Financial Statements and Exhibits.

(a)     Financial Statements of Businesses Acquired.

The audited combined financial statements of Tower and its subsidiaries and Lineage as of December 31, 2014 and December 31, 2013 and for the three years in the period ended December 31, 2014 are filed as Exhibit 99.2 to this Amendment and are incorporated herein by reference.

(b)     Pro Forma Financial Information.

The unaudited pro forma combined statements of operations of the Company for the year ended December 31, 2014 and the three months ended March 31, 2015, giving effect to the Transaction, including the credit facilities entered into by the Company to finance the Transaction, as if such transactions had occurred on January 1, 2014, is filed as Exhibit 99.3 to this Amendment and incorporated herein by reference.

Exhibit No.	Description
23.1	Consent of PriceWaterhouse Coopers LLP.
99.1	Press Release dated March 10, 2015*
99.2	Audited combined financial statements of Tower and its subsidiaries and Lineage as of December 31, 2014 and December 31, 2013 and for the three years in the period ended December 31, 2014.
99.3	Unaudited pro forma combined statements of operations of Impax Laboratories, Inc. for the year ended December 31, 2014 and the three months ended March 31, 2015.

*Incorporated by reference to the Initial Form 8-K filed on March 10, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2015	IMPAX LABORATORIES, INC.

	By:	/s/ Bryan M. Reasons

		Name:	Bryan M. Reasons
		Title:	Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PriceWaterhouse Coopers LLP.
99.1	Press Release dated March 10, 2015*
99.2	Audited combined financial statements of Tower and its subsidiaries and Lineage as of December 31, 2014 and December 31, 2013 and for the three years in the period ended December 31, 2014.
99.3	Unaudited pro forma combined statements of operations of Impax Laboratories, Inc. for the year ended December 31, 2014 and the three months ended March 31, 2015.

*Incorporated by reference to the Initial Form 8-K filed on March 10, 2015.